STEPSTONE GROUP REPORTS SECOND QUARTER FISCAL YEAR 2025 RESULTS
NEW YORK, November 7, 2024 – StepStone Group Inc. (Nasdaq: STEP), a global private markets investment firm focused on providing customized investment solutions and advisory and data services, today reported results for the quarter ended September 30, 2024. This represents results for the second quarter of the fiscal year ending March 31, 2025. The Board of Directors of the Company has declared a quarterly cash dividend of $0.24 per share of Class A common stock, payable on December 13, 2024, to the holders of record as of the close of business on November 29, 2024.
StepStone issued a full detailed presentation of its second quarter fiscal 2025 results, which can be accessed by visiting the Company’s website at https://shareholders.stepstonegroup.com.
Webcast and Earnings Conference Call
Management will host a webcast and conference call on Thursday, November 7, 2024, at 5:00 pm ET to discuss the Company’s results for the second quarter of the fiscal year ending March 31, 2025. The webcast will be made available on the Shareholders section of the Company’s website at https://shareholders.stepstonegroup.com. To listen to a live broadcast, go to the site at least 15 minutes prior to the scheduled start time to register. A replay will also be available on the Shareholders section of the Company’s website approximately two hours after the conclusion of the event.
To join as a live participant in the question and answer portion of the call, participants must register at https://register.vevent.com/register/BI6beb1f9d540a4ca3965ff36afb3a4ae0. Upon registering you will receive the dial-in number and a PIN to join the call as well as an email confirmation with the details.
About StepStone
StepStone Group Inc. (Nasdaq: STEP) is a global private markets investment firm focused on providing customized investment solutions and advisory and data services to its clients. As of September 30, 2024, StepStone was responsible for approximately $682 billion of total capital, including $176 billion of assets under management. StepStone’s clients include some of the world’s largest public and private defined benefit and defined contribution pension funds, sovereign wealth funds and insurance companies, as well as prominent endowments, foundations, family offices and private wealth clients, which include high-net-worth and mass affluent individuals. StepStone partners with its clients to develop and build private markets portfolios designed to meet their specific objectives across the private equity, infrastructure, private debt and real estate asset classes.
Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking. Words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “future,” “intend,” “may,” “plan” and “will” and similar expressions identify forward-looking statements. Forward-looking statements reflect management’s current plans, estimates and expectations and are inherently uncertain. The inclusion of any forward-looking information in this release should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, global and domestic market and business conditions, our successful execution of business and growth strategies, the favorability of the private markets fundraising environment, successful integration of acquired businesses and regulatory factors relevant to our business, as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity and the risks and uncertainties described in greater detail under the “Risk Factors” section of our annual report on Form 10-K filed with the U.S. Securities and Exchange Commission on May 24, 2024, as such factors may be updated from time to time. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.
Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we use the following non-GAAP financial measures: adjusted management and advisory fees, net, adjusted revenues, adjusted net income (on both a pre-tax and after-tax basis), adjusted net income per share, adjusted weighted-average shares, fee-related earnings, fee-related earnings margin, gross realized performance fees and net realized performance fees. We have provided this non-GAAP financial information, which is not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in this earnings release that are calculated and presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for or alternative to, and should be considered in conjunction with, the GAAP financial measures presented in this earnings release. The presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, the non-GAAP financial measures in this earnings release may not be comparable to similarly titled measures used by other companies in our industry or across different industries. For definitions of these non-GAAP measures and reconciliations to applicable GAAP measures, please see the section titled “Non-GAAP Financial Measures: Definitions and Reconciliations.”

Financial Highlights and Key Business Drivers/Operating Metrics

	Three Months Ended					Six Months Ended September 30,		Percentage Change
(in thousands, except share and per share amounts and where noted)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	2023	2024	vs. FQ2'24	vs. FQ2'24 YTD
Financial Highlights
GAAP Results
Management and advisory fees, net	$142,123	$151,492	$153,410	$178,015	$184,758	$280,238	$362,773	30%	29%
Total revenues	191,422	(14,612)	356,810	186,401	271,677	369,433	458,078	42%	24%
Total performance fees	49,299	(166,104)	203,400	8,386	86,919	89,195	95,305	76%	7%
Net income (loss)	59,251	(23,419)	82,542	48,045	53,138	108,697	101,183	(10)%	(7)%
Net income (loss) per share of Class A common stock:
Basic	$0.42	$(0.32)	$0.48	$0.20	$0.26	$0.76	$0.46	(39)%	(39)%
Diluted	$0.42	$(0.32)	$0.48	$0.20	$0.26	$0.75	$0.46	(38)%	(39)%
Weighted-average shares of Class A common stock:
Basic	62,858,468	64,068,952	64,194,859	66,187,754	68,772,051	62,846,708	67,486,964	9%	7%
Diluted	66,198,129	64,068,952	67,281,567	68,593,761	69,695,315	65,970,053	69,147,549	5%	5%
Quarterly dividend per share of Class A common stock(1)	$0.21	$0.21	$0.21	$0.21	$0.24	$0.41	$0.45	14%	10%
Supplemental dividend per share of Class A common stock(2)	$—	$—	$—	$0.15	$—	$0.25	$0.15	na	(40)%
Accrued carried interest allocations	1,331,778	1,203,847	1,354,051	1,328,853	1,381,110			4%

Non-GAAP Results(3)
Adjusted management and advisory fees, net(4)	$142,327	$151,943	$153,808	$178,514	$185,481	$280,628	$363,995	30%	30%
Adjusted revenues	149,800	185,123	177,357	221,165	208,788	302,580	429,953	39%	42%
Fee-related earnings (“FRE”)	43,827	50,664	50,900	71,656	72,349	88,229	144,005	65%	63%
FRE margin(5)	31%	33%	33%	40%	39%	31%	40%
Gross realized performance fees	7,473	33,180	23,549	42,651	23,307	21,952	65,958	212%	200%
Adjusted net income (“ANI”)	30,173	42,116	37,716	57,241	53,569	59,561	110,810	78%	86%
Adjusted weighted-average shares	115,118,060	115,232,927	115,512,301	118,510,499	118,774,233	114,897,093	118,643,088	3%	3%
ANI per share	$0.26	$0.37	$0.33	$0.48	$0.45	$0.52	$0.93	73%	79%

Key Business Drivers/Operating Metrics (in billions)
Assets under management (“AUM”)(6)	$145.8	$149.0	$156.6	$169.3	$176.1			21%
Assets under advisement (“AUA”)(6)	512.9	510.5	521.1	531.4	505.9			(1)%
Fee-earning AUM (“FEAUM”)	87.3	89.4	93.9	100.4	104.4			20%
Undeployed fee-earning capital (“UFEC”)	18.1	21.4	22.6	27.6	29.7			64%
_______________________________
(1)Dividends paid, as reported in this table, relate to the preceding quarterly period in which they were earned.
(2)The supplemental cash dividend relates to earnings in respect of our full fiscal years 2023 and 2024, respectively.
(3)Adjusted management and advisory fees, net, adjusted revenues, FRE, FRE margin, gross realized performance fees, ANI, adjusted weighted-average shares and ANI per share are non-GAAP measures. See the definitions of these measures and reconciliations to the respective, most comparable GAAP measures under “Non-GAAP Financial Measures: Definitions and Reconciliations.”
(4)Excludes the impact of consolidating the Consolidated Funds. See reconciliation of GAAP measures to adjusted measures that follows.
(5)FRE margin is calculated by dividing FRE by adjusted management and advisory fees, net.
(6)AUM/AUA reflects final data for the prior period, adjusted for net new client account activity through the period presented. Does not include post-period investment valuation or cash activity. Net asset value (“NAV”) data for underlying investments is as of the prior period, as reported by underlying managers up to the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end. When NAV data is not available by the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end, such NAVs are adjusted for cash activity following the last available reported NAV.

StepStone Group Inc.
GAAP Condensed Consolidated Balance Sheets (Unaudited)
(in thousands, except share and per share amounts)

	As of
	September 30, 2024	March 31, 2024
Assets
Cash and cash equivalents	$179,066	$143,430
Restricted cash	763	718
Fees and accounts receivable	68,103	56,769
Due from affiliates	80,280	67,531
Investments:
Investments in funds	155,857	135,043
Accrued carried interest allocations	1,381,110	1,354,051
Legacy Greenspring investments in funds and accrued carried interest allocations(1)	623,546	631,197
Deferred income tax assets	244,732	184,512
Lease right-of-use assets, net	92,752	97,763
Other assets and receivables	67,035	60,611
Intangibles, net	284,372	304,873
Goodwill	580,542	580,542
Assets of Consolidated Funds:
Cash and cash equivalents	45,552	38,164
Investments, at fair value	233,398	131,858
Other assets	2,811	1,745
Total assets	$4,039,919	$3,788,807
Liabilities and stockholders’ equity
Accounts payable, accrued expenses and other liabilities	$148,409	$127,417
Accrued compensation and benefits	175,357	101,481
Accrued carried interest-related compensation	680,459	719,497
Legacy Greenspring accrued carried interest-related compensation(1)	472,693	484,154
Due to affiliates	270,745	212,918
Lease liabilities	116,249	119,739
Debt obligations	172,264	148,822
Liabilities of Consolidated Funds:
Other liabilities	3,404	1,645
Total liabilities	2,039,580	1,915,673
Redeemable non-controlling interests in Consolidated Funds	205,624	102,623
Redeemable non-controlling interests in subsidiaries	6,238	115,920
Stockholders’ equity:
Class A common stock, $0.001 par value, 650,000,000 authorized; 72,681,239 and 65,614,902 issued and outstanding as of September 30, 2024 and March 31, 2024, respectively	73	66
Class B common stock, $0.001 par value, 125,000,000 authorized; 42,482,042 and 45,030,959 issued and outstanding as of September 30, 2024 and March 31, 2024, respectively	43	45
Additional paid-in capital	393,115	310,293
Retained earnings	3,992	13,768
Accumulated other comprehensive income	236	304
Total StepStone Group Inc. stockholders’ equity	397,459	324,476
Non-controlling interests in subsidiaries	1,021,775	974,559
Non-controlling interests in legacy Greenspring entities(1)	150,852	147,042
Non-controlling interests in the Partnership	218,391	208,514
Total stockholders’ equity	1,788,477	1,654,591
Total liabilities and stockholders’ equity	$4,039,919	$3,788,807
(1)Reflects amounts attributable to consolidated VIEs for which the Company did not acquire any direct economic interests.

StepStone Group Inc.
GAAP Condensed Consolidated Statements of Income (Unaudited)
(in thousands, except share and per share amounts)

	Three Months Ended September 30,		Six Months Ended September 30,
	2024	2023	2024	2023
Revenues
Management and advisory fees, net	$184,758	$142,123	$362,773	$280,238
Performance fees:
Incentive fees	3,155	4,946	3,996	4,952
Carried interest allocations:
Realized	17,632	1,585	59,436	16,058
Unrealized	52,215	55,371	27,045	104,735
Total carried interest allocations	69,847	56,956	86,481	120,793
Legacy Greenspring carried interest allocations(1)	13,917	(12,603)	4,828	(36,550)
Total performance fees	86,919	49,299	95,305	89,195
Total revenues	271,677	191,422	458,078	369,433
Expenses
Compensation and benefits:
Cash-based compensation	82,871	74,851	161,095	144,932
Equity-based compensation	37,332	5,916	56,511	14,388
Performance fee-related compensation:
Realized	8,767	1,720	29,615	10,822
Unrealized	27,748	28,712	16,825	52,923
Total performance fee-related compensation	36,515	30,432	46,440	63,745
Legacy Greenspring performance fee-related compensation(1)	13,917	(12,603)	4,828	(36,550)
Total compensation and benefits	170,635	98,596	268,874	186,515
General, administrative and other	50,061	31,729	91,072	65,006
Total expenses	220,696	130,325	359,946	251,521
Other income (expense)
Investment income	2,051	3,080	4,646	6,166
Legacy Greenspring investment loss(1)	(4,031)	(3,966)	(5,286)	(6,832)
Investment income of Consolidated Funds	8,206	8,772	15,841	11,134
Interest income	3,016	977	5,073	1,408
Interest expense	(3,512)	(2,108)	(6,502)	(4,120)
Other income (loss)	1,177	(872)	826	(645)
Total other income	6,907	5,883	14,598	7,111
Income before income tax	57,888	66,980	112,730	125,023
Income tax expense	4,750	7,729	11,547	16,326
Net income	53,138	59,251	101,183	108,697
Less: Net income attributable to non-controlling interests in subsidiaries	19,125	9,615	35,740	19,245
Less: Net loss attributable to non-controlling interests in legacy Greenspring entities(1)	(4,031)	(3,966)	(5,286)	(6,832)
Less: Net income attributable to non-controlling interests in the Partnership	13,580	22,928	26,904	42,788
Less: Net income attributable to redeemable non-controlling interests in Consolidated Funds	6,525	4,449	12,196	6,002
Less: Net income attributable to redeemable non-controlling interests in subsidiaries	307	—	669	—
Net income attributable to StepStone Group Inc.	$17,632	$26,225	$30,960	$47,494
Net income per share of Class A common stock:
Basic	$0.26	$0.42	$0.46	$0.76
Diluted	$0.26	$0.42	$0.46	$0.75
Weighted-average shares of Class A common stock:
Basic	68,772,051	62,858,468	67,486,964	62,846,708
Diluted	69,695,315	66,198,129	69,147,549	65,970,053
(1)Reflects amounts attributable to consolidated VIEs for which the Company did not acquire any direct economic interests.

Non-GAAP Financial Measures: Definitions and Reconciliations
Adjusted Management and Advisory Fees, Net
The following table presents the components of adjusted management and advisory fees, net. We believe adjusted management and advisory fees, net is useful to investors because it removes the impact of consolidating the Consolidated Funds which we are required to consolidate under GAAP.

	Three Months Ended					Six Months Ended September 30,
(in thousands)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	2023	2024
Focused commingled funds(1)(2)	$70,481	$78,633	$80,434	$104,798	$107,855	$137,600	$212,653
Separately managed accounts	56,431	55,838	55,945	57,376	61,393	112,175	118,769
Advisory and other services	13,740	16,069	16,147	14,769	14,907	27,841	29,676
Fund reimbursement revenues(1)	1,675	1,403	1,282	1,571	1,326	3,012	2,897
Adjusted management and advisory fees, net	$142,327	$151,943	$153,808	$178,514	$185,481	$280,628	$363,995
_______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
(2)Includes income-based incentive fees of $1.3 million for the three months ended September 30, 2024, $1.1 million for the three months ended June 30, 2024, $0.8 million for the three months ended March 31, 2024, $0.6 million for the three months ended December 31, 2023, and $2.5 million for the six months ended September 30, 2024 from certain funds.
Adjusted Revenues
Adjusted revenues represents the components of revenues used in the determination of ANI and comprise adjusted management and advisory fees, net, adjusted incentive fees (including the deferred portion) and realized carried interest allocations. We believe adjusted revenues is useful to investors because it presents a measure of realized revenues.
The table below shows a reconciliation of revenues to adjusted revenues.

	Three Months Ended					Six Months Ended September 30,
(in thousands)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	2023	2024
Total revenues	$191,422	$(14,612)	$356,810	$186,401	$271,677	$369,433	$458,078
Unrealized carried interest allocations	(55,371)	129,584	(151,757)	25,170	(52,215)	(104,735)	(27,045)
Deferred incentive fees	942	—	1,450	6	2,445	942	2,451
Legacy Greenspring carried interest allocations	12,603	69,700	(31,093)	9,089	(13,917)	36,550	(4,828)
Management and advisory fee revenues for the Consolidated Funds(1)	204	451	398	499	723	390	1,222
Incentive fees for the Consolidated Funds(2)	—	—	1,549	—	75	—	75
Adjusted revenues	$149,800	$185,123	$177,357	$221,165	$208,788	$302,580	$429,953
_______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
(2)Reflects the add-back of incentive fees for the Consolidated Funds, which have been eliminated in consolidation.

Adjusted Net Income
Adjusted net income, or “ANI,” is a non-GAAP performance measure that we present before the consolidation of StepStone Funds on a pre-tax and after-tax basis used to evaluate profitability. ANI represents the after-tax net realized income attributable to us. ANI does not reflect legacy Greenspring carried interest allocation revenues, legacy Greenspring carried interest-related compensation and legacy Greenspring investment income (loss) as none of the economics are attributable to us. The components of revenues used in the determination of ANI (“adjusted revenues”) comprise adjusted management and advisory fees, net, adjusted incentive fees (including the deferred portion) and realized carried interest allocations. In addition, ANI excludes: (a) unrealized carried interest allocation revenues and related compensation, (b) unrealized investment income (loss), (c) equity-based compensation for awards granted prior to and in connection with our IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in the private wealth subsidiary, (d) amortization of intangibles, (e) net income (loss) attributable to non-controlling interests in our subsidiaries and realized gains attributable to the profits interests issued in the private wealth subsidiary, (f) charges associated with acquisitions and corporate transactions, and (g) certain other items that we believe are not indicative of our core operating performance (as listed in the table below). ANI is fully taxed at our blended statutory rate. We believe ANI and adjusted revenues are useful to investors because they enable investors to evaluate the performance of our business across reporting periods.
Fee-Related Earnings
Fee-related earnings, or “FRE,” is a non-GAAP performance measure used to monitor our baseline earnings from recurring management and advisory fees. FRE is a component of ANI and comprises adjusted management and advisory fees, net, less adjusted expenses which are operating expenses other than (a) performance fee-related compensation, (b) equity-based compensation for awards granted prior to and in connection with our IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in the private wealth subsidiary, (c) amortization of intangibles, (d) charges associated with acquisitions and corporate transactions, and (e) certain other items that we believe are not indicative of our core operating performance (as listed in the table below). FRE is presented before income taxes. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business and our ability to cover direct base compensation and operating expenses from total fee revenue.
The table below shows a reconciliation of GAAP measures to additional non-GAAP measures. We use the non-GAAP measures presented below as components when calculating FRE and ANI (as defined below). We believe these additional non-GAAP measures are useful to investors in evaluating both the baseline earnings from recurring management and advisory fees, which provide additional insight into the operating profitability of our business, and the after-tax net realized income attributable to us, allowing investors to evaluate the performance of our business. These additional non-GAAP measures remove the impact of Consolidated Funds that we are required to consolidate under GAAP, and certain other items that we believe are not indicative of our core operating performance.

	Three Months Ended					Six Months Ended September 30,
(in thousands)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	2023	2024
GAAP management and advisory fees, net	$142,123	$151,492	$153,410	$178,015	$184,758	$280,238	$362,773
Management and advisory fee revenues for the Consolidated Funds(1)	204	451	398	499	723	390	1,222
Adjusted management and advisory fees, net	$142,327	$151,943	$153,808	$178,514	$185,481	$280,628	$363,995

GAAP incentive fees	$4,946	$17,891	$2,496	$841	$3,155	$4,952	$3,996
Incentive fee revenues for the Consolidated Funds(2)	—	—	1,549	—	75	—	75
Adjusted incentive fees	$4,946	$17,891	$4,045	$841	$3,230	$4,952	$4,071

GAAP cash-based compensation	$74,851	$73,619	$74,411	$78,224	$82,871	$144,932	$161,095
Adjustments(3)	(574)	(574)	(461)	(428)	(285)	(1,105)	(713)
Adjusted cash-based compensation	$74,277	$73,045	$73,950	$77,796	$82,586	$143,827	$160,382

GAAP equity-based compensation	$5,916	$14,032	$13,937	$19,179	$37,332	$14,388	$56,511
Adjustments(4)	(4,644)	(12,610)	(12,210)	(16,785)	(34,947)	(11,815)	(51,732)
Adjusted equity-based compensation	$1,272	$1,422	$1,727	$2,394	$2,385	$2,573	$4,779

GAAP general, administrative and other	$31,729	$48,001	$54,310	$41,011	$50,061	$65,006	$91,072
Adjustments(5)	(8,778)	(21,189)	(27,079)	(14,343)	(21,900)	(19,007)	(36,243)
Adjusted general, administrative and other	$22,951	$26,812	$27,231	$26,668	$28,161	$45,999	$54,829

GAAP interest income	$977	$827	$1,429	$2,057	$3,016	$1,408	$5,073
Interest income earned by the Consolidated Funds(6)	(249)	(540)	(612)	(907)	(1,363)	(493)	(2,270)
Adjusted interest income	$728	$287	$817	$1,150	$1,653	$915	$2,803

GAAP other income (loss)	$(872)	$4,408	$(1,308)	$(351)	$1,177	$(645)	$826
Adjustments(7)	403	(4,301)	395	(72)	(1,082)	27	(1,154)
Adjusted other income (loss)	$(469)	$107	$(913)	$(423)	$95	$(618)	$(328)
______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
(2)Reflects the add-back of incentive fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
(3)Reflects the removal of compensation paid to certain employees as part of an acquisition earn-out.
(4)Reflects the removal of equity-based compensation for awards granted prior to and in connection with the IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in the private wealth subsidiary.
(5)Reflects the removal of lease remeasurement adjustments, accelerated depreciation of leasehold improvements for changes in lease terms, amortization of intangibles, transaction-related costs and other non-core operating income and expenses.
(6)Reflects the removal of interest income earned by the Consolidated Funds.
(7)Reflects the removal of amounts for Tax Receivable Agreements adjustments recognized as other income (loss), gain associated with amounts received as part of negotiations with a third party related to certain corporate matters, loss on sale of subsidiary and the impact of consolidation of the Consolidated Funds.

The table below shows a reconciliation of income (loss) before income tax to ANI and FRE.

	Three Months Ended					Six Months Ended September 30,
(in thousands)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	2023	2024
Income (loss) before income tax	$66,980	(24,142)	$94,515	$54,842	$57,888	$125,023	$112,730
Net income attributable to non-controlling interests in subsidiaries(1)	(10,321)	(15,537)	(12,822)	(18,951)	(17,812)	(20,861)	(36,763)
Net loss attributable to non-controlling interests in legacy Greenspring entities	3,966	2,222	33	1,255	4,031	6,832	5,286
Unrealized carried interest allocations	(55,371)	129,584	(151,757)	25,170	(52,215)	(104,735)	(27,045)
Unrealized performance fee-related compensation	28,712	(62,243)	84,014	(10,923)	27,748	52,923	16,825
Unrealized investment (income) loss	(1,657)	5,559	(2,280)	(1,180)	(430)	(4,186)	(1,610)
Impact of Consolidated Funds	(8,223)	(11,068)	(4,138)	(7,731)	(9,267)	(10,870)	(16,998)
Deferred incentive fees	942	—	1,450	6	2,445	942	2,451
Equity-based compensation(2)	4,644	12,610	12,210	16,785	34,947	11,815	51,732
Amortization of intangibles	10,661	10,661	10,423	10,250	10,250	21,322	20,500
Tax Receivable Agreements adjustments through earnings	—	222	90	—	—	—	—
Non-core items(3)	(1,500)	6,335	16,780	4,137	11,349	(1,550)	15,486
Pre-tax ANI	38,833	54,203	48,518	73,660	68,934	76,655	142,594
Income taxes(4)	(8,660)	(12,087)	(10,802)	(16,419)	(15,365)	(17,094)	(31,784)
ANI	30,173	42,116	37,716	57,241	53,569	59,561	110,810
Income taxes(4)	8,660	12,087	10,802	16,419	15,365	17,094	31,784
Realized carried interest allocations	(1,585)	(15,289)	(18,054)	(41,804)	(17,632)	(16,058)	(59,436)
Realized performance fee-related compensation(5)	1,720	15,444	11,421	20,848	8,767	10,822	29,615
Realized investment income	(1,423)	(3,508)	(1,057)	(1,415)	(1,621)	(1,980)	(3,036)
Adjusted incentive fees(6)	(4,946)	(17,891)	(4,045)	(841)	(3,230)	(4,952)	(4,071)
Deferred incentive fees	(942)	—	(1,450)	(6)	(2,445)	(942)	(2,451)
Adjusted interest income(6)	(728)	(287)	(817)	(1,150)	(1,653)	(915)	(2,803)
Interest expense	2,108	2,562	2,649	2,990	3,512	4,120	6,502
Adjusted other (income) loss(6)(7)	469	(107)	913	423	(95)	618	328
Net income attributable to non-controlling interests in subsidiaries(1)	10,321	15,537	12,822	18,951	17,812	20,861	36,763
FRE	$43,827	$50,664	$50,900	$71,656	$72,349	$88,229	$144,005
_______________________________
(1)Reflects the portion of pre-tax ANI attributable to non-controlling interests in our subsidiaries and realized gains attributable to the profits interests issued in the private wealth subsidiary:

	Three Months Ended					Six Months Ended September 30,
(in thousands)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	2023	2024
FRE attributable to non-controlling interests in subsidiaries and profits interests	$9,463	$10,518	$11,559	$13,308	$14,969	$19,997	$28,277
Performance related earnings / other (income) loss attributable to non-controlling interests in subsidiaries and profits interests	858	5,019	1,263	5,643	2,843	864	8,486
Net income attributable to non-controlling interests in subsidiaries	$10,321	$15,537	$12,822	$18,951	$17,812	$20,861	$36,763
The contribution to total FRE attributable to non-controlling interests in subsidiaries and profits interests and performance related earnings / other (income) loss attributable to non-controlling interests in subsidiaries and profits interests presented above specifically related to the profits interests issued in the private wealth subsidiary is presented below.

	Three Months Ended					Six Months Ended September 30,
(in thousands)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	2023	2024
FRE attributable to profits interests issued in the private wealth subsidiary	$—	$—	$—	$574	$2,051	$—	$2,625
Performance related earnings / other (income) loss attributable to profits interests issued in the private wealth subsidiary	—	3,074	—	51	206	—	257
Amounts attributable to profits interests issued in the private wealth subsidiary	$—	$3,074	$—	$625	$2,257	$—	$2,882
(2)Reflects equity-based compensation for awards granted prior to and in connection with the IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in the private wealth subsidiary.
(3)Includes (income) expense related to the following non-core operating income and expenses:

	Three Months Ended					Six Months Ended September 30,
(in thousands)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	2023	2024
Transaction costs	$163	$670	$3,985	$672	$140	$200	$812
Lease remeasurement adjustments	—	(106)	—	—	—	—	—
Accelerated depreciation of leasehold improvements for changes in lease terms	631	631	—	—	—	1,262	—
(Gain) loss on change in fair value for contingent consideration obligation	(2,868)	9,054	12,280	2,953	10,888	(4,117)	13,841
Compensation paid to certain employees as part of an acquisition earn-out	574	574	515	482	321	1,105	803
Gain from negotiation of certain corporate matters	—	(5,300)	—	—	—	—	—
Loss on sale of subsidiary	—	812	—	—	—	—	—
Other non-core items	—	—	—	30	—	—	30
Total non-core operating income and expenses	$(1,500)	$6,335	$16,780	$4,137	$11,349	$(1,550)	$15,486
(4)Represents corporate income taxes at a blended statutory rate applied to pre-tax ANI:

	Three Months Ended					Six Months Ended September 30,
	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	2023	2024
Federal statutory rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%
Combined state, local and foreign rate	1.3%	1.3%	1.3%	1.3%	1.3%	1.3%	1.3%
Blended statutory rate	22.3%	22.3%	22.3%	22.3%	22.3%	22.3%	22.3%
(5)Includes carried interest-related compensation expense related to the portion of net carried interest allocation revenue attributable to equity holders of the Company’s consolidated subsidiaries that are not 100% owned:

	Three Months Ended					Six Months Ended September 30,
(in thousands)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	2023	2024
Realized carried interest-related compensation	$—	$660	$910	$—	$—	$2,189	$—
(6)Excludes the impact of consolidating the Consolidated Funds.
(7)Excludes amounts for Tax Receivable Agreements adjustments recognized as other income (loss) ($(0.1) million for the three months ended March 31, 2024 and $(0.2) million for the three months ended December 31, 2023), gain associated with amounts received as part of negotiations with a third party related to certain corporate matters ($5.3 million for the three months ended December 31, 2023), and loss on sale of subsidiary ($0.8 million for the three months ended December 31, 2023).

Fee-Related Earnings Margin
FRE margin is a non-GAAP performance measure which is calculated by dividing FRE by adjusted management and advisory fees, net. We believe FRE margin is an important measure of profitability on revenues that are largely recurring by nature. We believe FRE margin is useful to investors because it enables them to better evaluate the operating profitability of our business across periods.
The table below shows a reconciliation of FRE to FRE margin.

	Three Months Ended					Six Months Ended September 30,
(in thousands)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	2023	2024
FRE	$43,827	$50,664	$50,900	$71,656	$72,349	$88,229	$144,005
Adjusted management and advisory fees, net	142,327	151,943	153,808	178,514	185,481	280,628	363,995
FRE margin	31%	33%	33%	40%	39%	31%	40%
Gross Realized Performance Fees
Gross realized performance fees represents realized carried interest allocations and adjusted incentive fees, including the deferred portion. We believe gross realized performance fees is useful to investors because it presents the total performance fees realized by us.
Net Realized Performance Fees
Net realized performance fees represents gross realized performance fees, less realized performance fee-related compensation. We believe net realized performance fees is useful to investors because it presents the performance fees attributable to us, net of amounts paid to employees as performance fee-related compensation.
The table below shows a reconciliation of total performance fees to gross and net realized performance fees.

	Three Months Ended					Six Months Ended September 30,
(in thousands)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	2023	2024
Incentive fees	$4,946	$17,891	$2,496	$841	$3,155	$4,952	$3,996
Realized carried interest allocations	1,585	15,289	18,054	41,804	17,632	16,058	59,436
Unrealized carried interest allocations	55,371	(129,584)	151,757	(25,170)	52,215	104,735	27,045
Legacy Greenspring carried interest allocations	(12,603)	(69,700)	31,093	(9,089)	13,917	(36,550)	4,828
Total performance fees	49,299	(166,104)	203,400	8,386	86,919	89,195	95,305
Unrealized carried interest allocations	(55,371)	129,584	(151,757)	25,170	(52,215)	(104,735)	(27,045)
Legacy Greenspring carried interest allocations	12,603	69,700	(31,093)	9,089	(13,917)	36,550	(4,828)
Incentive fee revenues for the Consolidated Funds(1)	—	—	1,549	—	75	—	75
Deferred incentive fees	942	—	1,450	6	2,445	942	2,451
Gross realized performance fees	7,473	33,180	23,549	42,651	23,307	21,952	65,958
Realized performance fee-related compensation	(1,720)	(15,444)	(11,421)	(20,848)	(8,767)	(10,822)	(29,615)
Net realized performance fees	$5,753	$17,736	$12,128	$21,803	$14,540	$11,130	$36,343
______________________________

(1)Reflects the add-back of incentive fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
Adjusted Weighted-Average Shares and Adjusted Net Income Per Share
ANI per share measures our per-share earnings assuming all Class B units, Class C units and Class D units in the Partnership were exchanged for Class A common stock in SSG, including the dilutive impact of outstanding equity-based awards. ANI per share is calculated as ANI divided by adjusted weighted-average shares outstanding. We believe adjusted weighted-average shares and ANI per share are useful to investors because they enable investors to better evaluate per-share operating performance across reporting periods.
The following table shows a reconciliation of diluted weighted-average shares of Class A common stock outstanding to adjusted weighted-average shares outstanding used in the computation of ANI per share.

	Three Months Ended					Six Months Ended September 30,
	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	2023	2024
ANI	$30,173	$42,116	$37,716	$57,241	$53,569	$59,561	$110,810

Weighted-average shares of Class A common stock outstanding – Basic	62,858,468	64,068,952	64,194,859	66,187,754	68,772,051	62,846,708	67,486,964
Assumed vesting of RSUs	801,014	333,402	512,946	673,854	921,166	601,620	798,186
Assumed vesting and exchange of Class B2 units	2,538,647	2,553,899	2,573,762	1,732,153	—	2,521,725	861,344
Assumed purchase under ESPP	—	—	—	—	2,098	—	1,055
Exchange of Class B units in the Partnership(1)	46,417,845	46,314,543	46,272,227	45,827,707	45,212,921	46,418,987	45,518,634
Exchange of Class C units in the Partnership(1)	2,502,086	1,962,131	1,958,507	1,849,846	1,626,812	2,508,053	1,737,720
Exchange of Class D units in the Partnership(1)	—	—	—	2,239,185	2,239,185	—	2,239,185
Adjusted weighted-average shares	115,118,060	115,232,927	115,512,301	118,510,499	118,774,233	114,897,093	118,643,088

ANI per share	$0.26	$0.37	$0.33	$0.48	$0.45	$0.52	$0.93
_______________________________
(1)Assumes the full exchange of Class B units, Class C units or Class D units in the Partnership for Class A common stock of SSG pursuant to the Class B Exchange Agreement, Class C Exchange Agreement or Class D Exchange Agreement, respectively.

Key Operating Metrics
We monitor certain operating metrics that are either common to the asset management industry or that we believe provide important data regarding our business. Refer to the Glossary below for a definition of each of these metrics.
Fee-Earning AUM

	Three Months Ended					Six Months Ended September 30,		Percentage Change
(in millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	2023	2024	vs. FQ2'24
Separately Managed Accounts
Beginning balance	$56,645	$56,380	$56,660	$58,897	$60,272	$55,345	$58,897	6%
Contributions(1)	1,036	1,109	2,757	2,085	1,723	2,461	3,808	66%
Distributions(2)	(1,459)	(1,397)	(795)	(830)	(535)	(1,888)	(1,365)	(63)%
Market value, FX and other(3)	158	568	275	120	661	462	781	318%
Ending balance	$56,380	$56,660	$58,897	$60,272	$62,121	$56,380	$62,121	10%

Focused Commingled Funds
Beginning balance	$30,762	$30,905	$32,772	$34,961	$40,084	$30,086	$34,961	30%
Contributions(1)	992	1,898	2,429	5,653	2,122	1,788	7,775	114%
Distributions(2)	(988)	(274)	(327)	(661)	(282)	(1,240)	(943)	(71)%
Market value, FX and other(3)	139	243	87	131	370	271	501	166%
Ending balance	$30,905	$32,772	$34,961	$40,084	$42,294	$30,905	$42,294	37%

Total
Beginning balance	$87,407	$87,285	$89,432	$93,858	$100,356	$85,431	$93,858	15%
Contributions(1)	2,028	3,007	5,186	7,738	3,845	4,249	11,583	90%
Distributions(2)	(2,447)	(1,671)	(1,122)	(1,491)	(817)	(3,128)	(2,308)	(67)%
Market value, FX and other(3)	297	811	362	251	1,031	733	1,282	247%
Ending balance	$87,285	$89,432	$93,858	$100,356	$104,415	$87,285	$104,415	20%
_______________________________
(1)Contributions consist of new capital commitments that earn fees on committed capital and capital contributions to funds and accounts that earn fees on net invested capital or NAV.
(2)Distributions consist of returns of capital from funds and accounts that pay fees on net invested capital or NAV and reductions in fee-earning AUM from funds that moved from a committed capital to net invested capital fee basis or from funds and accounts that no longer pay fees.
(3)Market value, FX and other primarily consist of changes in market value appreciation (depreciation) for funds that pay on NAV and the effect of foreign exchange rate changes on non-U.S. dollar denominated commitments.

Asset Class Summary

	Three Months Ended					Percentage Change
(in millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	vs. FQ2'24
FEAUM
Private equity	$46,464	$48,258	$49,869	$54,855	$57,136	23%
Infrastructure	20,122	19,789	20,114	20,377	20,986	4%
Private debt	15,122	15,460	15,477	16,161	16,975	12%
Real estate	5,577	5,925	8,398	8,963	9,318	67%
Total	$87,285	$89,432	$93,858	$100,356	$104,415	20%

Separately managed accounts	$56,380	$56,660	$58,897	$60,272	$62,121	10%
Focused commingled funds	30,905	32,772	34,961	40,084	42,294	37%
Total	$87,285	$89,432	$93,858	$100,356	$104,415	20%

AUM(1)
Private equity	$76,031	$78,221	$81,942	$89,329	$91,891	21%
Infrastructure	28,678	28,307	30,003	32,756	35,392	23%
Private debt	27,520	27,782	28,491	30,336	31,854	16%
Real estate	13,612	14,646	16,201	16,912	16,996	25%
Total	$145,841	$148,956	$156,637	$169,333	$176,133	21%

Separately managed accounts	$85,387	$88,890	$93,938	$103,003	$107,252	26%
Focused commingled funds	46,266	45,508	48,545	51,682	53,870	16%
Advisory AUM	14,188	14,558	14,154	14,648	15,011	6%
Total	$145,841	$148,956	$156,637	$169,333	$176,133	21%

AUA
Private equity	$264,327	$266,246	$270,350	$279,909	$255,125	(3)%
Infrastructure	55,146	57,528	60,339	62,599	62,891	14%
Private debt	18,026	17,916	21,976	22,280	19,328	7%
Real estate	175,369	168,802	168,455	166,659	168,519	(4)%
Total	$512,868	$510,492	$521,120	$531,447	$505,863	(1)%

Total capital responsibility(2)	$658,709	$659,448	$677,757	$700,780	$681,996	4%
_____________________________
Note: Amounts may not sum to total due to rounding. AUM/AUA reflects final data for the prior period, adjusted for net new client account activity through the period presented, and does not include post-period investment valuation or cash activity. Net asset value (“NAV”) data for underlying investments is as of the prior period, as reported by underlying managers up to the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end. When NAV data is not available by the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end, such NAVs are adjusted for cash activity following the last available reported NAV.
(1)Allocation of AUM by asset class is presented by underlying investment asset classification.
(2)Total capital responsibility equals assets under management (AUM) plus assets under advisement (AUA).

Contacts
Shareholder Relations:
Seth Weiss
shareholders@stepstonegroup.com
1-212-351-6106
Media:
Brian Ruby / Chris Gillick / Matt Lettiero, ICR
StepStonePR@icrinc.com
1-203-682-8268

Glossary
Assets under advisement, or “AUA,” consists of client assets for which we do not have full discretion to make investment decisions but play a role in advising the client or monitoring their investments. We generally earn revenue for advisory-related services on a contractual fixed fee basis. Advisory-related services include asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, legal negotiations, monitoring and reporting on investments, and investment manager review and due diligence. Advisory fees vary by client based on the scope of services, investment activity and other factors. Most of our advisory fees are fixed, and therefore, increases or decreases in AUA do not necessarily lead to proportionate changes in revenue. We believe AUA is a useful metric for assessing the relative size of our advisory business.
Our AUA is calculated as the sum of (i) the NAV of client portfolio assets for which we do not have full discretion and (ii) the unfunded commitments of clients to the underlying investments. Our AUA reflects the investment valuations in respect of the underlying investments of our client accounts on a three-month lag, adjusted for new client account activity through the period end. Our AUA does not include post-period investment valuation or cash activity. AUA as of September 30, 2024 reflects final data for the prior period (June 30, 2024), adjusted for net new client account activity through September 30, 2024. NAV data for underlying investments is as of June 30, 2024, as reported by underlying managers up to the business day occurring on or after 100 days following June 30, 2024. When NAV data is not available by the business day occurring on or after 100 days following June 30, 2024, such NAVs are adjusted for cash activity following the last available reported NAV.
Assets under management, or “AUM,” primarily reflects the assets associated with our separately managed accounts (“SMAs”) and focused commingled funds. We classify assets as AUM if we have full discretion over the investment decisions in an account or have responsibility or custody of assets. Although management fees are based on a variety of factors and are not linearly correlated with AUM, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business.
Our AUM is calculated as the sum of (i) the net asset value (“NAV”) of client portfolio assets, including the StepStone Funds and (ii) the unfunded commitments of clients to the underlying investments and the StepStone Funds. Our AUM reflects the investment valuations in respect of the underlying investments of our funds and accounts on a three-month lag, adjusted for new client account activity through the period end. Our AUM does not include post-period investment valuation or cash activity. AUM as of September 30, 2024 reflects final data for the prior period (June 30, 2024), adjusted for net new client account activity through September 30, 2024. NAV data for underlying investments is as of June 30, 2024, as reported by underlying managers up to the business day occurring on or after 100 days following June 30, 2024. When NAV data is not available by the business day occurring on or after 100 days following June 30, 2024, such NAVs are adjusted for cash activity following the last available reported NAV.
Consolidated Funds refer to the StepStone Funds that we are required to consolidate as of the applicable reporting period. We consolidate funds and other entities in which we hold a controlling financial interest.
Consolidated VIEs refer to the variable interest entities that we are required to consolidate as of the applicable reporting period. We consolidate VIEs in which we hold a controlling financial interest.

Fee-earning AUM, or “FEAUM,” reflects the assets from which we earn management fee revenue (i.e., fee basis) and includes assets in our SMAs, focused commingled funds and assets held directly by our clients for which we have fiduciary oversight and are paid fees as the manager of the assets. Our SMAs and focused commingled funds typically pay management fees based on capital commitments, net invested capital and, in certain cases, NAV, depending on the fee terms. Management fees are only marginally affected by market appreciation or depreciation because substantially all of the StepStone Funds pay management fees based on capital commitments or net invested capital. As a result, management fees and FEAUM are not materially affected by changes in market value. We believe FEAUM is a useful metric in order to assess assets forming the basis of our management fee revenue.
Legacy Greenspring entities refers to certain entities for which the Company, indirectly through its subsidiaries, became the sole and/or managing member in connection with the Greenspring acquisition.
SSG refers solely to StepStone Group Inc., a Delaware corporation, and not to any of its subsidiaries.
StepStone Funds refer to SMAs and focused commingled funds of the Company, including acquired Greenspring funds, for which the Partnership or one of its subsidiaries acts as both investment adviser and general partner or managing member.
The Partnership refers solely to StepStone Group LP, a Delaware limited partnership, and not to any of its subsidiaries.
Total capital responsibility equals AUM plus AUA. AUM includes any accounts for which StepStone Group has full discretion over the investment decisions, has responsibility to arrange or effectuate transactions, or has custody of assets. AUA refers to accounts for which StepStone Group provides advice or consultation but for which the firm does not have discretionary authority, responsibility to arrange or effectuate transactions, or custody of assets.
Undeployed fee-earning capital represents the amount of capital commitments to StepStone Funds that has not yet been invested or considered active but will generate management fee revenue once invested or activated. We believe undeployed fee-earning capital is a useful metric for measuring the amount of capital that we can put to work in the future and thus earn management fee revenue thereon.